VOL CUSIP 928645 10 0 INCORPORATED UNDER THE LAWS OF VOLCANO CORPORATION THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT BY COUNTERSIGNED is the owner of AMERICAN AND STOCK FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE OF VOLCANO CORPORATION (NEW transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. REGISTERED: This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. YORK, WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. TRANSFER N.Y.) Dated: o C (r) TRUST n (o) (p)(o) a R(P)(O)(R)(A)(r) c C (O)(T)E (a) l SEAL (t) o (i)o AND V JAN. 12, n AUTHORIZED TRANSFER COMPANY 2000 CHIEF FINANCIAL OFFICER AND SECRETARY (D)EL AWA(R)(E) PRESIDENT AND CEO OFFICER REGISTRAR AGENT

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM as tenants in common UNIF GIFT MIN ACT Custodian TEN ENT as tenants by the entireties (Cust) (Minor) JT TEN as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. For value received, the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.